SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

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JNL Series Trust
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1 Corporate Way

Lansing, MI 48951

517/381-5500

Dear Variable Annuity and Variable Life Contract Owners:

Although you are not a shareholder of JNL Series Trust (the “Trust”), your purchase payments and the earnings on such purchase payments under your variable contracts (“Variable Contracts”) issued by Jackson National Life Insurance Company (“Jackson National”) or Jackson National Life Insurance Company of New York (“Jackson National NY”) are invested in sub-accounts of separate accounts established by Jackson National or Jackson National NY that, in turn, are invested in shares of one or more of the series of the Trust. References to shareholders in the enclosed information statement for the Trust (the “Information Statement”) may be read to include you as an owner of a Variable Contract.

At a meeting held on May 27-29, 2026, the Board of Trustees (the “Board”) of the Trust approved the following sub-adviser changes for two strategies, or sleeves, for the JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust, effective June 8, 2026 (the “Sub-Adviser Changes”):

•	Replacement of WCM Investment Management, LLC (“WCM”) as sub-adviser for the portion of the Fund’s assets sub-advised by WCM (the “WCM Strategy”) with FIAM LLC (“FIAM”). With this change, the WCM Strategy was renamed the “FIAM Strategy.”

•	Replacement of Cooke & Bieler, L.P. (“C&B”) as sub-adviser for the portion of the Fund’s assets sub-advised by C&B (the “C&B Strategy”) with Pacific Investment Management Company LLC (“PIMCO”) and also appoint Research Affiliates, LLC (“RALLC”) as a sub-sub-adviser. With this change, the C&B Strategy was renamed the “PIMCO/Research Affiliates Strategy.”

Enclosed please find the Trust’s Information Statement regarding the Sub-Adviser Changes.

The Information Statement is furnished to shareholders of the Fund on behalf of the Board of the Trust, a Massachusetts business trust, located at 1 Corporate Way, Lansing, Michigan 48951.

The Trust has filed a supplement to the registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, for the Trust to reflect the changes discussed in this Information Statement.

PLEASE NOTE THAT WE ARE NOT ASKING YOU FOR VOTING INSTRUCTIONS, AND YOU ARE REQUESTED NOT TO SEND US VOTING INSTRUCTIONS.

If you have any questions regarding any of the changes described in the Information Statement, please call one of the following numbers on any business day: 1-800-644-4565 (Jackson National Service Center) or 1-800-599-5651 (Jackson National NY Service Center), write to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit: www.jackson.com.

Sincerely,

Mark D. Nerud
President, Chief Executive Officer, and Trustee
JNL Series Trust

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

July 10, 2026

This communication presents only an overview of the full Information Statement that is available to you on the internet relating to the JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of JNL Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The following material is available for review:

JNL Multi-Manager Small Cap Value Fund

The Information Statement details two recent sub-adviser changes and a new sub-sub-adviser appointment relating to two existing strategies, or sleeves, for the Fund. Specifically, the Board of Trustees of the Trust (the “Board”) approved the appointment of FIAM LLC to replace WCM Investment Management, LLC (“WCM”) as sub-adviser for the portion of the Fund’s assets sub-advised by WCM, and also approved the appointments of Pacific Investment Management Company LLC to replace Cooke & Bieler, L.P. (“C&B”) as sub-adviser, and Research Affiliates, LLC as a sub-sub-adviser, for the portion of the Fund’s assets sub-advised by C&B. These changes were each effective June 8, 2026. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (“SEC”) that allows certain sub-adviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that an Information Statement be sent to you. In lieu of physical delivery of the Information Statement, the Information Statement is available to you online.

All contract owners as of June 8, 2026, will receive this Notice. This Notice will be sent to contract owners on or about July 10, 2026. The full Information Statement will be available to view and print on the Trust’s website at https://www.jackson.com/information-statements/jnl_mm_smallcapvalue_infostmt.html until October 7, 2026. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 1-800-644-4565 (Jackson National Service Center) or 1-800-599-5651 (Jackson National NY Service Center), or by writing to JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or by visiting: www.jackson.com.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.

JNL Series Trust

JNL Multi-Manager Small Cap Value Fund

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.       Introduction

JNL Series Trust (the “Trust”), a Massachusetts business trust, is an open-end investment company, commonly known as a mutual fund, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently offers shares in 121 series (the “Funds”).

As investment adviser to the Funds, Jackson National Asset Management, LLC (“JNAM” or “Adviser”) selects, contracts with and compensates investment sub-advisers (the “Sub-Advisers”) to manage the investment and reinvestment of the assets of most of the Funds. While the Sub-Advisers are primarily responsible for the day-to-day portfolio management of the Funds, JNAM monitors the compliance of the Sub-Advisers with the investment objectives and related policies of those Funds and reviews the performance of the Sub-Advisers and reports on such performance to the Board of Trustees of the Trust (the “Board”). Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Trust and of the Adviser, is the principal underwriter for the Trust. JNAM is an indirect, wholly owned subsidiary of Jackson Financial Inc. (“Jackson”), a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors.

At a meeting held on May 27-29, 2026 (the “May 2026 Board Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”), approved the following sub-adviser changes for two strategies, or sleeves, of the JNL Multi-Manager Small Cap Value Fund (the “Fund”), a series of the Trust, effective June 8, 2026 (the “Sub-Adviser Changes”):

•	Replacement of WCM Investment Management, LLC (“WCM”) as sub-adviser for the portion of the Fund’s assets sub-advised by WCM (the “WCM Strategy”) with FIAM LLC (“FIAM”). With this change, the WCM Strategy was renamed the “FIAM Strategy.”

•	Replacement of Cooke & Bieler, L.P. (“C&B”) as sub-adviser for the portion of the Fund’s assets sub-advised by C&B (the “C&B Strategy”) with Pacific Investment Management Company LLC (“PIMCO”) and also appoint Research Affiliates, LLC (“RALLC”) as a sub-sub-adviser. With this change, the C&B Strategy was renamed the “PIMCO/Research Affiliates Strategy.”

In conjunction with the Sub-Adviser Changes, the Board, including a majority of Independent Trustees of the Fund, approved the following agreement amendments (together, the “Amendments”) and new agreement, effective June 8, 2026:

•	an amendment to the investment sub-advisory agreement between JNAM and FIAM (the “FIAM Sub-Advisory Agreement”) appointing FIAM as the Sub-Adviser for the WCM Strategy (now the “FIAM Strategy”) of the Fund (the “FIAM Amendment”),
•	an amendment to the investment sub-advisory agreement between JNAM and PIMCO (the “PIMCO Sub-Advisory Agreement”) appointing PIMCO as Sub-Adviser to the C&B Strategy (now the “PIMCO/Research Affiliates Strategy”) of the Fund (the “PIMCO Amendment”),
•	a new sub-sub-advisory agreement between PIMCO and RALLC pursuant to which RALLC was appointed to serve as Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy of the Fund (the “New Agreement”).

FIAM and PIMCO each serve as Sub-Adviser to other funds of the Trust pursuant to the FIAM Sub-Advisory Agreement and PIMCO Sub-Advisory Agreement, respectively. As of June 8, 2026, RALLC is a new Sub-Sub-Adviser to the Trust.

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The purpose of this information statement (the “Information Statement”) is to provide you with information about the Amendments, the New Agreement, and about the Sub-Adviser Changes for the Fund effective June 8, 2026. The Fund is currently managed by five unaffiliated Sub-Advisers, and until June 8, 2026, C&B and WCM were two of those Sub-Advisers.

Prior to June 8, 2026, C&B and WCM provided day-to-day management for the C&B Strategy and WCM Strategy of the Fund, respectively. Effective June 8, 2026, FIAM replaced WCM as Sub-Adviser for the WCM Strategy and PIMCO replaced C&B as Sub-Adviser for the C&B Strategy of the Fund; and FIAM and PIMCO and RALLC began providing the day-to-day management for the FIAM Strategy and PIMCO/Research Affiliates Strategy, respectively.

There were no changes to the sub-advisory arrangements with the other Sub-Advisers for the Fund as a result of the Sub-Adviser Changes.

This Information Statement is provided in lieu of a proxy statement pursuant to the terms of an exemptive order (the “Order”) that the Trust and its Adviser received from the U.S. Securities and Exchange Commission (the “SEC”). The Order permits JNAM to enter into sub-advisory agreements appointing Sub-Advisers that are not affiliates of the Adviser (other than by reason of serving as a Sub-Adviser to a Fund) without approval by the shareholders of the relevant Fund. The Adviser, therefore, is able to change unaffiliated Sub-Advisers from time to time, subject to Board approval, without the expense and delays associated with obtaining shareholder approval. However, a condition of this Order is that notice and certain information be sent to shareholders informing them of changes in Sub-Advisers.

FIAM, a Delaware limited liability company, is located at 900 Salem Street, Smithfield, Rhode Island 02917.

PIMCO, a Delaware limited liability company, is located at 650 Newport Center Drive, Newport Beach, California 92660.

RALLC, a California limited liability company, is located at 660 Newport Center Drive, Suite 300, Newport Beach, California 92660

This Information Statement is being provided to shareholders of record for the Fund as of June 8, 2026. It will be mailed on or about July 10, 2026.

II.	Changes to Fund Investment Objective and Principal Investment Strategies

The Fund’s name did not change as a result of the Sub-Adviser Changes.

The Fund’s investment objective changed as a result of the Sub-Adviser Changes. Effective June 8, 2026, the investment objective for the Fund is as follows:

Investment Objective. The investment objective of the Fund is long-term total return and capital appreciation.

The Fund’s principal investment strategies also changed as a result of the of the Sub-Adviser Changes. Effective June 8, 2026, the principal investment strategies for the Fund, and in particular the FIAM Strategy and PIMCO/Research Affiliates Strategy, are as follows:

Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the equity securities of small-capitalization companies that, when purchased, have market capitalizations between the smallest company and 120% of the largest company in the Morningstar US Small Cap Broad Value Extended Index. As of December 31, 2025, the range of such companies in the Morningstar US Small Cap Broad Value Extended Index was $129.23 million to $19.28 billion.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Five unaffiliated investment managers (“Sub-Advisers”) generally provide day to day management for a portion of the Fund’s assets (each portion is sometimes referred to as a “sleeve”). Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson

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National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

JNAM also may choose to allocate the Fund’s assets to additional Sub-Advisers or to replace/remove Sub-Advisers in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

Below are the principal investment strategies for each Sub-Adviser's strategy, but the Sub-Advisers may also implement other investment strategies in keeping with their respective strategy's objective.

Congress Strategy

Congress Asset Management Company, LLP ("Congress") constructs the Congress Strategy by investing in the common stocks of small capitalization (“small-cap”) companies.

Congress generally constructs the strategy to consist of 70-110 companies. The Congress Strategy is predominantly focused on investing in companies domiciled within the United States. The strategy can invest in foreign securities, primarily through American Depositary Receipts (“ADRs”) and the equity securities of companies incorporated outside of the U.S. that are traded on U.S. exchanges. Investments in ADRs are generally less than 10%.

The Congress Strategy focuses on opportunities that Congress believes have significant upside potential, emphasizing a combination of both valuation and earnings power. Congress employs a fundamental, bottom-up investment approach that includes both financial modeling and qualitative analysis. A stock may be sold, among other reasons, if Congress believes that the company’s cumulative valuation and earnings upside potential approaches fair value, better opportunities exist, the company experiences fundamental deterioration, or the market capitalization rises above a targeted range.

FIAM Strategy

FIAM LLC (“FIAM”) constructs the FIAM Strategy by investing primarily in common stocks of small capitalization companies that FIAM believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.

FIAM uses fundamental analysis of factors such as each company’s financial condition and industry position, as well as market and economic conditions, to select investments. FIAM may invest the assets of the FIAM Strategy in securities of foreign issuers in addition to securities of domestic issuers, as well as derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments.

PIMCO/Research Affiliates Strategy

Pacific Investment Management Company LLC (“PIMCO”) constructs the PIMCO/Research Affiliates Strategy by investing in securities of small companies economically tied to the United States. The PIMCO/Research Affiliates Strategy will obtain exposure to a portfolio of stocks of small U.S. companies through investment in the securities that comprise the RAE US Small Portfolio. The PIMCO/Research Affiliates Strategy may also invest in companies of other market capitalizations. The stocks are selected by the PIMCO/Research Affiliates Strategy’s sub-sub-adviser, Research Affiliates, LLC from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The PIMCO/Research Affiliates Strategy may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO/Research Affiliates Strategy may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements. The PIMCO/Research Affiliates Strategy may also invest in real estate investment trusts. The PIMCO/Research Affiliates Strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The PIMCO/Research Affiliates Strategy may also enter into reverse repurchase agreements.

Reinhart Strategy

Reinhart Partners, LLC (“Reinhart”) constructs the Reinhart Strategy by investing equity securities issued by small-capitalization (“small-cap”) companies.

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Reinhart may invest up to 20% of its net assets in securities of foreign issuers, real estate investment trusts (“REITs”) and securities of other investment companies, including exchange-traded funds (“ETFs”). Reinhart’s investment in other investment companies and ETFs will be within the limits of the Investment Company Act of 1940, as amended. Reinhart’s investments in foreign securities may include ADRs.

River Road Strategy

River Road Asset Management, LLC (“River Road”) constructs the River Road Strategy by investing primarily in equity securities of small capitalization companies that River Road believes are undervalued. The River Road Strategy may continue to hold securities of a portfolio company that subsequently drops below or appreciates above this capitalization threshold. The River Road Strategy may also invest in companies of other market capitalizations, REITs, BDC-RICs, convertible securities, and foreign stocks.

III.	Investment Sub-Advisory Agreements with FIAM LLC and Pacific Investment Management Company LLC and Sub-Sub-Advisory Agreement with Research Affiliates, LLC

WCM previously served as Sub-Adviser to the WCM Strategy of the Fund pursuant to a Sub-Advisory Agreement between JNAM and WCM, effective August 30, 2024, as amended (the “WCM Sub-Advisory Agreement”). At the May 2026 Board Meeting, the Board, including a majority Independent Trustees of the Fund, approved the replacement of WCM with FIAM as the Sub-Adviser to the WCM Strategy of the Fund, the termination of WCM as Sub-Adviser to the WCM Strategy of the Fund, the termination of the WCM Sub-Advisory Agreement with respect to the WCM Strategy of the Fund, and the FIAM Amendment appointing FIAM as the Sub-Adviser to the WCM Strategy, which was renamed the FIAM Strategy of the Fund, each effective June 8, 2026. WCM continues to serve as Sub-Adviser to other funds of the Trust pursuant to the WCM Sub-Advisory Agreement.

C&B previously served as Sub-Adviser to the C&B Strategy of the Fund pursuant to a Sub-Advisory Agreement between JNAM and C&B, effective August 30, 2024 (the “C&B Sub-Advisory Agreement”). At the May 2026 Board Meeting, the Board, including a majority Independent Trustees of the Fund, approved the replacement of C&B with PIMCO as Sub-Adviser to the C&B Strategy of the Fund, the termination of C&B as Sub-Adviser to the C&B Strategy of the Fund, the termination of the C&B Sub-Advisory Agreement in its entirety, and the PIMCO Amendment appointing PIMCO as the Sub-Adviser to the C&B Strategy, which was renamed the PIMCO/Research Affiliates Strategy of the Fund, each effective June 8, 2026. C&B no longer serves as a Sub-Adviser to any funds of the Trust pursuant to the termination of the C&B Sub-Advisory Agreement.

FIAM LLC and FIAM Sub-Advisory Agreement

FIAM is Sub-Adviser to the FIAM Strategy of the Fund pursuant to the FIAM Amendment, effective June 8, 2026. Pursuant to the Order, shareholder approval was not required for the FIAM Amendment because FIAM is not affiliated with JNAM. FIAM is also Sub-Adviser to other funds of the Trust pursuant to the FIAM Sub-Advisory Agreement between JNAM and FIAM, effective September 13, 2021, as amended, which was most recently approved by the Board at a meeting held on August 27-28, 2025.

The FIAM Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The FIAM Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, the Adviser (with consent of the Board, including the majority of the Independent Trustees), or FIAM. The FIAM Sub-Advisory Agreement also terminates automatically in the event of its assignment or the assignment or termination of the Amended & Restated Investment Advisory and Management Agreement between JNAM and the Trust, as amended, effective September 13, 2021 (the “JNAM Investment Advisory Agreement”). The FIAM Sub-Advisory Agreement will also terminate upon written notice of a material breach of the FIAM Sub-Advisory Agreement, if the breaching party fails to cure the material breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

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The FIAM Sub-Advisory Agreement generally provides that FIAM, its directors, officers, members, employees, or agents will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of FIAM’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its duties or obligations under the FIAM Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

Pacific Investment Management Company LLC and PIMCO Sub-Advisory Agreement

PIMCO is Sub-Adviser to the PIMCO/Research Affiliates Strategy of the Fund pursuant to the PIMCO Amendment, effective June 8, 2026. Pursuant to the Order, shareholder approval was not required for the PIMCO Amendment because PIMCO is not affiliated with JNAM. PIMCO is also Sub-Adviser to other funds of the Trust pursuant to an Amended and Restated Sub-Advisory Agreement between JNAM and PIMCO, effective September 13, 2021, as amended, which was most recently approved by the Board at a meeting held on August 27-28, 2025.

The PIMCO Sub-Advisory Agreement provides that it will remain in effect for its initial term, and thereafter only so long as the continuance is approved at least annually by September 30th by the Board or by vote of the holders of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Independent Trustees. The PIMCO Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, on sixty days’ written notice by the Board (including the majority of the Independent Trustees), by vote of a majority of the outstanding voting securities of the Fund, the Adviser (with consent of the Board, including the majority of the Independent Trustees), or PIMCO. The PIMCO Sub-Advisory Agreement also terminates automatically in the event of its assignment.

The PIMCO Sub-Advisory Agreement generally provides that PIMCO, its officers, directors, members, employees, agents or affiliates will not be subject to any liability to JNAM or the Trust for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of PIMCO’s duties, except for a loss resulting from willful misconduct, bad faith, reckless disregard or gross negligence in the performance of its duties or obligations under the PIMCO Sub-Advisory Agreement, or any untrue statement of a material fact, or omission, in materials pertaining to the Fund.

Research Affiliates, LLC and New Agreement

RALLC is Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy of the Fund pursuant to the New Agreement (a sub-sub-advisory agreement), effective June 8, 2026. At the May 2026 Board Meeting, the Board, including a majority Independent Trustees of the Fund, approved the appointment of RALLC as Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy of the Fund and approved the New Agreement. Pursuant to the Order, shareholder approval was not required for the New Agreement because RALLC is not affiliated with JNAM. RALLC is a new Sub-Sub-Adviser to the Trust.

The New Agreement provides that it will remain in effect for its initial term, and thereafter, only so long as the continuance is approved by the Adviser. The New Agreement may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice by PIMCO or RALLC. The New Agreement may be terminated effective immediately for willful misfeasance, bad faith, gross negligence or reckless disregard in connection with either PIMCO’s or RALLC’s duties under the New Agreement, a conviction of a felony by either PIMCO or RALLC, or any material breach of the New Agreement by either PIMCO or RALLC.

The New Agreement generally provides that RALLC, its officers, directors/trustees, member, partners, agents, employees, controlling persons, shareholders, and any other person or affiliated entity, shall not be subject to any liability for any error of judgment or mistake of law or for any loss suffered by PIMCO or the Trust in connection with the performance of RALLC’s duties, except for loss resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or for a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Agreement.

The management fees paid by the Fund did not increase as a result of the Sub-Adviser Changes. The Fund currently pays JNAM an advisory fee equal to a percentage of its average daily net assets based on the following schedule:

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JNL Multi-Manager Small Cap Value Fund
Advisory Fee Rates Before and After the Sub-Adviser Changes
Net Assets	Rate
$0 to $200 million	0.750%
$200 million to $500 million	0.670%
$500 million to $3 billion	0.650%
$3 billion to $5 billion	0.640%
Over $5 billion	0.630%

The following table sets forth the aggregate amount of management fees paid by the Fund to the Adviser for the year ended December 31, 2025. The pro forma aggregate amount of management fees paid to the Adviser would have been the same had the Sub-Adviser Changes occurred during the applicable period.

Fund Name	Actual Fees	Percentage of the Fund’s Net Assets
JNL Multi-Manager Small Cap Value Fund	$11,784,960	0.66%

JNAM is responsible for paying all Sub-Advisers out of its own resources. Under the Amendments, the sub-advisory fee paid by the Adviser to FIAM and PIMCO for managing the FIAM Strategy and PIMCO/Research Affiliates Strategy, respectively, is different than the sub-advisory fee that was paid to WCM and C&B for managing the WCM Strategy and C&B Strategy, respectively.

Under the WCM Sub-Advisory Agreement and C&B Sub-Advisory Agreement, WCM and C&B were respectively paid a sub-advisory fee equal to a percentage of the WCM Strategy and C&B Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Small Cap Value Fund
Sub-Advisory Rates before the Sub-Adviser Changes
Cooke & Bieler, L.P. (for the portion of the Average Daily Net Assets managed by C&B)
Net Assets	Annual Rate
All assets	0.40%
WCM Investment Management, LLC (for the portion of the Average Daily Net Assets managed by WCM)
Net Assets	Annual Rate
$0 to $150 million	0.43%#
Amounts over $150 million	0.4085%##
#	Rate if the sum of Average Daily Net Assets of the JNL Series Trust funds sub-advised by WCM is less than $3 billion.
##	Rate if the sum of Average Daily Net Assets of the JNL Series Trust funds sub-advised by WCM equals or exceeds $3 billion.

 Under the Amendments, FIAM and PIMCO are respectively paid a sub-advisory fee equal to a percentage of the FIAM Strategy and PIMCO/Research Affiliates Strategy of the Fund’s average daily net assets based on the below schedule:

JNL Multi-Manager Small Cap Value Fund
Sub-Advisory Rates after the Sub-Adviser Changes
FIAM LLC (for the portion of the Average Daily Net Assets managed by FIAM)
Net Assets	Annual Rate[1]
$0 to $50 Million	0.40%
$50 Million to $100 Million	0.38%
Over $100 Million	0.36%

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Pacific Investment Management Company LLC (for the portion of the Average Daily Net Assets managed by PIMCO)
Net Assets	Annual Rate
$0 to $250 million	0.35%
Amounts over $250 million	0.325%
[1]	For the purpose of calculating the sub-advisory fee for the portion of Average Daily Net Assets managed by FIAM, FIAM applies a fee discount based on the average daily aggregate net assets of the JNL Series Trust funds sub-advised by FIAM.

For the year ended December 31, 2025, JNAM paid WCM $1,327,837 (0.41% of net assets) in sub-advisory fees for its services to the WCM Strategy of the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to WCM, assuming the FIAM Amendment was in place for the applicable period.

For the year ended December 31, 2025, JNAM paid C&B $1,370,277 (0.40% of net assets) in sub-advisory fees for its services to the C&B Strategy of the Fund. The pro forma sub-advisory fees would have been lower than the fees paid to C&B, assuming the PIMCO Amendment was in place for the applicable period.

Under the New Agreement, PIMCO compensates RALLC for its sub-sub-advisory services to the PIMCO/Research Affiliates Strategy of the Fund, at no additional expense to the Fund.

IV.	Descriptions of FIAM LLC, Pacific Investment Management Company LLC, and Research Affiliates, LLC

FIAM LLC

FIAM is a Delaware limited liability company located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC (“FMR”).

Executive/Principal Officers and Directors of FIAM:

Names	Title	Location
Casey M. Condron	Head of FIAM Institutional Client Group, Director	900 Salem Street, Smithfield, Rhode Island 02917
Risteard Hogan	President, Director	245 Summer Street, Boston, Massachusetts 02210
Martin McGee	Chief Financial Officer, Director	245 Summer Street, Boston, Massachusetts 02210
Christian G. Pariseault	Director	245 Summer Street, Boston, Massachusetts 02210
Kimberly L. Perry	Director	245 Summer Street, Boston, Massachusetts 02210
Horace Codjoe	Vice President	900 Salem Street, Smithfield, Rhode Island 02917
Thomas Vercillo	Treasurer	900 Salem Street, Smithfield, Rhode Island 02917
Joseph Benedetti	Secretary	499 Washington Blvd., Jersey City, New Jersey 07310
Brian C. McLain	Assistant Secretary	155 Seaport Blvd., Boston, Massachusetts 02210
Stephanie J. Brown	Chief Compliance Officer	245 Summer Street, Boston, Massachusetts 02210

FIAM is a Fidelity Investments company and is wholly owned by FIAM Holdings LLC, which in turn is owned by FMR. FMR is the ultimate parent company of FIAM.

As the Sub-Adviser to the FIAM Strategy of the Fund, FIAM provides the FIAM Strategy of the Fund with investment research, advice, and supervision, and manages the FIAM Strategy’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund are listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

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As of June 8, 2026, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of FIAM, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in FIAM or any other entity controlling, controlled by or under common control with FIAM. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2025, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which FIAM, any parent or subsidiary of FIAM, or any subsidiary of the parent of such entities was or is to be a party.

JNL Multi-Manager Small Cap Value Fund (FIAM Strategy)

The portfolio manager responsible for management of the FIAM Strategy of the Fund is Gabriela Kelleher.

Gabriela Kelleher

Gabriela Kelleher has been a Portfolio Manager at Fidelity Investments since 2021.

There are no changes to the portfolio managers of the existing strategies managed by the other Sub-Advisers of the Fund as a result of the appointment of FIAM to replace WCM as Sub-Adviser to the Fund.

Pacific Investment Management Company LLC and Research Affiliates, LLC

PIMCO is a Delaware limited liability company located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management LLC is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.

RALLC serves as a Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy. RALLC, a California limited liability company, was organized in 2002 and is located at 660 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Executive/Principal Officers and Directors of PIMCO:

Names	Title	Location
Daniel J. Ivascyn	Managing Director - Executive Committee and Group Chief Investment Officer	650 Newport Center Drive Newport Beach, California 92660
Andrew T. Balls	Managing Director - Chief Investment Officer (Global)	11 Baker Street London, W1U 3AH, United Kingdom
Kimberley G. Stafford	Managing Director - Executive Committee	650 Newport Center Drive Newport Beach, California 92660
Emmanuel Roman	Managing Director - Executive Committee and Chief Executive Officer	1633 Broadway New York, New York 10019
Christian Stracke	Managing Director - President and Executive Committee	11 Baker Street London, W1U 3AH, United Kingdom
John J. Kirkowski	Managing Director - Chief Financial Officer	650 Newport Center Drive Newport Beach, California 92660
Peter G. Strelow	Managing Director - Co-Chief Operating Officer	650 Newport Center Drive Newport Beach, California 92660
Robin C. Shanahan	Managing Director - Co-Chief Operating Officer	650 Newport Center Drive Newport Beach, California 92660
Candice Stack	Managing Director - Executive Committee	650 Newport Center Drive Newport Beach, California 92660
Gregory W. Hall	Managing Director - Executive Committee	1633 Broadway New York, New York 10019

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Names	Title	Location
Nadia Zakir	Managing Director - Global Head of Compliance and Chief Compliance Officer	650 Newport Center Drive Newport Beach, California 92660
Qi Wang	Managing Director - Chief Investment Officer (Portfolio Implementation)	650 Newport Center Drive Newport Beach, California 92660
Jason R. Steiner	Managing Director - Executive Committee	650 Newport Center Drive Newport Beach, California 92660
Mangala Ananthanarayanan	Managing Director - Executive Committee	8 Marina View, #30-01, Asia Square Tower 1 Singapore, 018960
Marc P. Seidner	Managing Director - Chief Investment Officer (Non-Traditional Strategies)	650 Newport Center Drive Newport Beach, California 92660
Mohit Mittal	Managing Director - Chief Investment Officer (Core Strategies) and Executive Committee	650 Newport Center Drive Newport Beach, California 92660
Alfred T. Murata	Managing Director - Executive Committee	650 Newport Center Drive Newport Beach, California 92660
Sung-Hee Suh	Managing Director - Global General Counsel	650 Newport Center Drive Newport Beach, California 92660
Stephen K.B. Chang	Managing Director - Executive Committee	Suite 2201, 22nd Floor, Two International Finance Center, 8 Finance Street, Central, Hong Kong
Jason W. Mandinach	Managing Director - Executive Committee	650 Newport Center Drive Newport Beach, California 92660

PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC, and is indirectly owned by Allianz SE. The following table lists the affiliated entities that own 25% or more of PIMCO, directly and indirectly, as of April 30, 2026.

Name	Address	Entity in which Interest is Owned	Basis of Control
Allianz Asset Management of America LLC	650 Newport Center Drive Newport Beach, California 92660	Pacific Investment Management Company LLC	Managing Member (88.2%)
Allianz Asset Management of America Holdings Inc.	650 Newport Center Drive Newport Beach, California 92660	Allianz Asset Management of America LLC	Managing Member (100% managing interest)
Allianz Asset Management GmbH	Seidlstrasse, 24-24A Munich, Germany D-80335	Allianz Asset Management of America Holdings Inc.	Shareholder (100%)
Allianz SE	Koeniginstrasse 28, 80802 Munich, Germany	Allianz Asset Management GmbH	Shareholder (100%)

As the Sub-Adviser and Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy of the Fund, PIMCO and RALLC provide the PIMCO/Research Affiliates Strategy of the Fund with investment research, advice, and supervision, and manage the PIMCO/Research Affiliates Strategy’s portfolio consistent with its investment objective and policies, including the purchase, retention, and disposition of securities, as set forth in the Fund’s current Prospectus. The principal risks of investing in the Fund are listed in the Fund’s Prospectus under the heading “Principal Risks of Investing in the Fund.”

As of June 8, 2026, no Trustees or officers of the Trust were officers, employees, directors, general partners, or shareholders of PIMCO or RALLC, and no Trustees or officers of the Trust owned securities or had any other material direct or indirect interest in PIMCO or RALLC or any other entity controlling, controlled by or under common control with PIMCO or RALLC. In addition, no Trustee has had any material interest, direct or indirect, in any material transactions since January 1, 2025, the beginning of the Trust’s most recently completed fiscal year, or in any material proposed transactions, to which PIMCO, RALLC, any parent or subsidiary of PIMCO, RALLC, or any subsidiary of the parent of such entities was or is to be a party.

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JNL Multi-Manager Small Cap Value Fund (PIMCO/Research Affiliates Strategy)

The portfolio managers responsible for management of the PIMCO/Research Affiliates Strategy of the Fund are Rob Arnott and Jim Masturzo.

Rob Arnott

Rob Arnott is Chairman and Founder of RALLC.

Jim Masturzo

Jim Masturzo is the Chief Investment Officer of RALLC.

There were no changes to the portfolio managers of the existing strategies managed by the other Sub-Advisers of the Fund as a result of the Sub-Adviser Changes.

V.	Other Investment Companies Advised by FIAM LLC and Pacific Investment Management Company LLC

FIAM LLC

The following table sets forth the size and rate of compensation for other funds advised by FIAM having similar investment objectives and policies as those of the FIAM Strategy of the Fund.

Similar Mandate	Assets Under Management as of April 30, 2026 (in millions)	Rate of Compensation
Fidelity Advisor Small Cap Value Fund*	$5,097.3	Class A: 0.94% Class M: 0.94% Class C: 0.94% Class I: 0.94% Class Z: 0.83%

* Fidelity Advisor Small Cap Value Fund is advised by FIAM’s parent company, FMR.

 Pacific Investment Management Company LLC

The following table sets forth the size and rate of compensation for other funds advised by PIMCO having similar investment objectives and policies as those of the PIMCO/Research Affiliates Strategy of the Fund.

Similar Mandate	Assets Under Management as of April 30, 2026 (in millions)	Rate of Compensation
PIMCO RAE US Small Fund	$3,517	All Assets: 0.35%

VI.       Evaluation by the Board of Trustees

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the Fund’s sub-advisory agreement. At the May 2026 Board Meeting, the Board, including a majority of the Independent Trustees, considered information relating to the Sub-Adviser Changes, the Amendments, and the New Agreement.

In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Amendments and the New Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions, and request further information in connection with its consideration of the Amendments and the New Agreement. With respect to its approval of the Amendments, the Board noted that the FIAM Sub-Advisory Agreement and PIMCO Sub-Advisory Agreement were both with Sub-Advisers that already provide services to existing funds in the Trust. Thus, the Board also considered relevant information provided at previous Board meetings. With respect to its approval of the New Agreement, the Board noted that RALLC is a new Sub-Sub-Adviser to the Trust. At the conclusion of the Board’s discussions, the Board approved the Amendments whereby FIAM and PIMCO were appointed to replace WCM and C&B, respectively, as Sub-Advisers to the Fund, and RALLC was appointed as a Sub-Sub-Adviser to the Fund.

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In reviewing the Amendments and New Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant and the information provided by FIAM, PIMCO, RALLC, and the Adviser for the May 2026 Board Meeting and for previous meetings, as applicable, including: (1) the nature, quality, and extent of the services to be provided, (2) the investment performance of the Fund, (3) cost of services of the Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as the Fund grows, and (6) other benefits that may accrue to FIAM, PIMCO, and RALLC through their relationships with the Trust. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board’s decision to approve the Amendments and New Agreement. Certain of the factors considered in the Board's deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Before approving the Amendments and New Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM, FIAM, PIMCO, and RALLC and to consider the terms of the Amendments and New Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Amendments and New Agreement are in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality, and Extent of Services

The Board examined the nature, quality and extent of the services provided and to be provided by FIAM, PIMCO, and RALLC. The Board noted JNAM’s evaluation of FIAM, PIMCO, and RALLC, as well as JNAM’s recommendation, based on its review of FIAM, PIMCO, and RALLC, in connection with its approval of the Amendments and New Agreement.

The Board reviewed the qualifications, backgrounds, and responsibilities of FIAM’s portfolio managers who would be responsible for the day-to-day management of the FIAM Strategy, and of RALLC’s portfolio managers who, in partnership with PIMCO, would be responsible for the day-to-day management of the PIMCO/Research Affiliates Strategy of the Fund. The Board reviewed information pertaining to FIAM’s, PIMCO’s, and RALLC’s organizational structures, senior management, financial condition, investment operations, and other relevant information pertaining to FIAM, PIMCO, and RALLC. The Board considered compliance reports about FIAM, PIMCO, and RALLC from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by FIAM under the FIAM Amendment, by PIMCO under the PIMCO Amendment, and by and RALLC under the New Agreement.

Investment Performance

The Board reviewed the performance of FIAM’s,  PIMCO’s and RALLC’s proposed investment mandates with similar investment strategies as compared to the Fund, the Fund’s benchmark index, and the Fund’s peer group returns. The Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendments and the New Agreement.

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Costs of Services

The Board reviewed the fees to be paid by JNAM to FIAM and PIMCO. The Board noted that the Fund’s sub-advisory fees would be paid by JNAM (not the Fund) and that the Fund’s sub-sub-advisory fees would be paid by PIMCO, and therefore, would be neither a direct shareholder expense nor a direct influence on the Fund’s total expense ratio.

The Board considered that FIAM’s and PIMCO’s proposed sub-advisory fees are lower than WCM’s and C&B’s sub-advisory fees, respectively, and the peer group average. The Board noted that the Fund’s advisory fee is lower than the peer group average and is not proposed to change. The Board also noted that the Fund’s total expense ratio is lower than the peer group average and is not proposed to change. The Board concluded that the fees are in the best interests of the Fund and its shareholders in light of the services to be provided.

Profitability

The Board considered information concerning the costs to be incurred and profits expected to be realized by JNAM, FIAM, and PIMCO. The Board determined that profits expected to be realized by JNAM, FIAM, and PIMCO were not unreasonable.

Economies of Scale

The Board considered whether the Fund’s proposed fees reflect the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, FIAM, and PIMCO, the Board noted that the Fund’s advisory fee arrangements and FIAM’s and PIMCO’s proposed sub-advisory fee arrangements contain breakpoints that decrease the fee rate as assets increase. The Board also considered that the sub-advisory fee is and will be paid by JNAM (not the Fund) and that the sub-sub-advisory fees will be paid by PIMCO (not the Fund). The Board concluded that the Fund’s fee schedules in some measure share economies of scale with shareholders.

Other Benefits to FIAM, PIMCO, and RALLC

 In evaluating the benefits that may accrue to FIAM, PIMCO, and RALLC through their relationships with the Fund, the Board noted that FIAM may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Fund’s assets and that FIAM, PIMCO and RALLC may also develop additional investment advisory business with JNAM, the Trust, or other clients of FIAM, PIMCO or RALLC as a result of their relationships with the Fund.

In light of all the facts noted above, the Board concluded that it would be in the best interests of the Fund and its shareholders to approve the Amendments and the New Agreement.

VII.       Additional Information

Ownership of the Fund

As of June 8, 2026, there were issued and outstanding the following number of shares for the Fund:

Fund	Shares Outstanding
JNL Multi-Manager Small Cap Value Fund (Class A)	53,782,585.226
JNL Multi-Manager Small Cap Value Fund (Class I)	25,796,589.045

As of June 8, 2026, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because the shares of the Fund are sold only to Jackson National, Jackson National Life Insurance Company of New York (“Jackson National NY”), certain affiliated funds organized as funds-of-funds, and certain non-qualified retirement plans, Jackson National and Jackson National NY, through their separate accounts, which hold shares of the Fund as funding vehicles for Variable Contracts, are the owners of record of substantially all of the shares of the Fund.

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As of June 8, 2026, the following persons beneficially owned more than 5% of the shares of the Fund:

JNL Multi-Manager Small Cap Value Fund – Class I Shares
Contract Owner’s Name	Address	Percentage of Shares Owned
JNL Multi-Manager Global Small Cap Fund	1 Corporate Way Lansing, Michigan 48951	24.63%
JNL/JPMorgan Managed Growth Fund	1 Corporate Way Lansing, Michigan 48951	16.24%
JNL/JPMorgan Managed Moderate Growth Fund	1 Corporate Way Lansing, Michigan 48951	11.29%
JNL Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	11.05%
JNL/JPMorgan Managed Aggressive Growth Fund	1 Corporate Way Lansing, Michigan 48951	9.89%
JNL Moderate Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	7.98%
JNL Aggressive Growth Allocation Fund	1 Corporate Way Lansing, Michigan 48951	7.06%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund’s shares owned by the relevant separate accounts. As noted above, Variable Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund’s shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of June 8, 2026, no person(s) have been deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund.

Brokerage Commissions and Fund Transactions

During the fiscal year ended December 31, 2025, the Fund paid no commissions to an affiliated broker.

During the fiscal year ended December 31, 2025, the Fund paid $1,773,057 in administration fees and $3,793,750 in 12b-1 fees to the Adviser and/or its affiliated persons. These services have continued to be provided since the Amendments were approved.

VIII.       Other Matters

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended December 31, 2025, or a copy of the Trust’s prospectus and statement of additional information to any shareholder upon request. To obtain a copy, please call 1-800-644-4565 (Jackson National Service Center) or 1-800-599-5651 (Jackson National NY Service Center), write to the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, or visit www.jackson.com.

JNAM, located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the 1940 Act, as amended. JNAM is an indirect, wholly owned subsidiary of Jackson, a leading provider of retirement products for industry professionals and their clients. Jackson and its affiliates offer variable, fixed and fixed index annuities designed for tax-efficient growth and distribution of retirement income for retail customers, as well as products for institutional investors. Jackson is also the ultimate parent of PPM America, Inc. JNAM also serves as the Trust’s administrator. JNLD, an affiliate of the Trust and the Adviser, is principal underwriter for the Trust and an indirect, wholly owned subsidiary of Jackson National. JNLD is located at 300 Innovation Drive, Franklin, Tennessee 37067.

The Trust is not required to hold annual meetings of shareholders, and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

The cost of the preparation, printing, and distribution of this Information Statement will be paid by JNAM.

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